SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           TEMPLETON RUSSIA FUND, INC.
                        -------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[GRAPHIC OMITTED]




                TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.*

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for August 27, 2002 at 11:00 a.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Russia and East European Fund, Inc. (the "Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN (REGISTERED TRADEMARK) (1-800-342-5236).


*Known as "Templeton Russia Fund, Inc." until July 31, 2002.




-------------------------------------------------------------------------------
                          TELEPHONE AND INTERNET VOTING
For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]




                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.*

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting of Shareholders (the "Meeting") of Templeton Russia and East European Fund, Inc.* (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 27, 2002 at 11:00 a.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

 o The election of four Directors of the Fund to hold office for the terms specified.



                                           By Order of the Board of Directors,




                                           Barbara J. Green,
                                           Secretary


July 1, 2002


*     Known as "Templeton Russia Fund, Inc." until July 31, 2002.


-------------------------------------------------------------------------------
MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------

                TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.*

                                PROXY STATEMENT



- INFORMATION ABOUT VOTING

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on June 14, 2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 1, 2002.

   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on the election of four Nominees to the position of Director (the "Proposal").


   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

   The Directors unanimously recommend that you vote FOR the election of the four nominees.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Director.

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.


----------
* Known as "Templeton Russia Fund, Inc." until July 31, 2002.

- THE PROPOSAL:  ELECTION OF DIRECTORS

  HOW ARE NOMINEES SELECTED?


   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors expire. Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Nicholas F. Brady is deemed to be an "interested person" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the "Interested Directors." All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin (Registered Trademark) funds and/or Templeton (Registered Trademark) funds (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no other family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton fund complex that they oversee, and any other directorships held by the Director.


NOMINEES FOR INDEPENDENT DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    FUND COMPLEX
                                                       LENGTH OF     OVERSEEN BY
      NAME, AGE AND ADDRESS              POSITION    TIME SERVED     DIRECTOR*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)                   Director     Since 1994          133      Director, RBC Holdings,
500 East Broward Blvd.                                                            Inc. (bank holding
Suite 2100                                                                        company) and Bar-S Foods
Fort Lauderdale, FL 33394-3091                                                    (meat packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)                Director     Since 1994          134      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS (48)        Director    Since 1997          18      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY,  Cardiology Fellow,  University of Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
-------------------------------------------------------------------------------------------------------------------

NOMINEE FOR INTEREST DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF
SHAREHOLDERS

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                      LENGTH OF     OVERSEEN BY
     NAME, AGE AND ADDRESS              POSITION    TIME SERVED     DIRECTOR*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)                Director     Since  1994       63        Director, Amerada Hess
500 East Broward Blvd.                                                           Corporation (exploration
Suite 2100                                                                       and refining of oil and
Fort Lauderdale, FL 33394-3091                                                   gas); C2, Inc. (operating
                                                                                 and investment business);
                                                                                 and H.J. Heinz Company
                                                                                 (processed foods and allied
                                                                                 products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby  Overseas
Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);  Director,  Templeton Capital Advisors  Ltd., and Franklin
Templeton  Investment  Fund;  and FORMERLY,  Secretary of  the United  States
Department of the Treasury (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
-------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    FUND COMPLEX
                                                     LENGTH OF       OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION    TIME SERVED        DIRECTOR*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)               Director     Since 1994          28       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting  Group; and Executive-in-Residence,  Eckerd
College  (1991-present); and  FORMERLY, Chairman and  Director,  Precise Power
Corporation  (1990-1997);  Director,  Checkers Drive-In Restaurant,  Inc. (1994-
1997); and Chairman of the Board and Chief Executive  Officer,  Florida Progress
Corporation  (holding company in the energy area)  (1982-1990);  and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)                   Director     Since 1996          82       Director, Amerada Hess
500 East Broward Blvd.                                                            Corporation (exploration
Suite 2100                                                                        and refining of oil and
Fort Lauderdale, FL 33394-3091                                                    gas); Hercules
                                                                                  Incorporated (chemicals,
                                                                                  fibers and resins); Beverly
                                                                                  Enterprises, Inc. (health
                                                                                  care); H.J. Heinz Company
                                                                                  (processed foods and allied
                                                                                  products); RTI
                                                                                  International Metals, Inc.
                                                                                  (manufacture and
                                                                                  distribution of titanium);
                                                                                  Digex Incorporated (web
                                                                                  hosting provider); and
                                                                                  Canadian National
                                                                                  Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and FORMERLY,  Assistant to the President of the
United States and Secretary of the Cabinet  (1990-1993);  General Counsel to the
United States Treasury  Department  (1989-1990);  and Counselor to the Secretary
and Assistant  Secretary  for Public  Affairs and Public  Liaison-United  States
Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:


                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    FUND COMPLEX
                                                     LENGTH OF       OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION    TIME SERVED        DIRECTOR*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
**MARTIN L. FLANAGAN (41)               Director     Since 1994          6        None
One Franklin Parkway                    and Vice
San Mateo, CA 94403-1906                President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Member - Office of the President,  Chief Financial Officer and Chief
Operating  Officer,  Franklin  Resources,  Inc.; Senior Vice President and Chief
Financial  Officer,  Franklin Mutual  Advisers,  LLC;  Executive Vice President,
Chief Financial Officer and Director,  Templeton Worldwide, Inc.; Executive Vice
President  and Chief  Operating  Officer,  Templeton  Investment  Counsel,  LLC;
Executive Vice President and Director,  Franklin Advisers,  Inc.; Executive Vice
President,  Franklin Investment  Advisory Services,  Inc. and Franklin Templeton
Investor  Services,  LLC; Chief Financial  Officer,  Franklin Advisory Services,
LLC; Chairman,  Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)               Chairman     Chairman of the     133      None
One Franklin Parkway                    of the       Board and Director
San Mateo, CA 94403-1906                Board,       since 1995 and
                                        Director     Vice President
                                        and Vice     since 1994
                                        President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer,  Member - Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or  director  or  trustee,  as the  case  may  be,  of  some  of  the  other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    FUND COMPLEX
                                                     LENGTH OF      OVERSEEN BY
    NAME, AGE AND ADDRESS              POSITION    TIME SERVED       DIRECTOR*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (57)                  Director     Since 1998          17       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power Ltd.;  Vice  Chairman,  Caribbean  Utilities Co., Ltd.; and Director and
President,  Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
---------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (72)                   Director     Since 1994            22       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or trustee of  various  civic  associations;  and  FORMERLY,  Economic
Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)                  Director     Since 1994          133      Director, White Mountains
500 East Broward Blvd.                                                            Insurance Group, Ltd.
Suite 2100                                                                        (holding company);
Fort Lauderdale, FL 33394-3091                                                    Martek Biosciences
                                                                                  Corporation; WorldCom,
                                                                                  Inc. (communications
                                                                                  services); MedImmune,
                                                                                  Inc. (biotechnology);
                                                                                  Overstock.com (Internet
                                                                                  services); and Spacehab,
                                                                                  Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    FUND COMPLEX
                                                    LENGTH OF       OVERSEEN BY
  NAME, AGE AND ADDRESS               POSITION     TIME SERVED       DIRECTOR*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)                   Director     Since 1994          28       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  of  various  business  and  nonprofit  organizations;  and  manager of personal investments (1978-present);  and FORMERLY, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978);  Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
                                                                    FUND COMPLEX
                                                    LENGTH OF       OVERSEEN BY
  NAME, AGE AND ADDRESS               POSITION     TIME SERVED       DIRECTOR*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------

**HARMON E.BURNS (57)                   Director     Director since      33       None
One Franklin Parkway                    and Vice     1994 and Vice
San Mateo, CA 94403-1906                President    President since
                                                     1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President,  Franklin  Templeton  Distributors,  Inc.;  Executive Vice
President,  Franklin Advisers,  Inc.;  Director,  Franklin  Investment  Advisory
Services,  Inc.; and officer and/or director or trustee,  as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B. Johnson, are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns' status as an interested person results from his position as an officer and director of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Flanagan's status as an interested person results from his position as an officer of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby - BBVA Latin America Puivate Equity Fund, L.P., ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.

The following tables provide the equity securities of Fund and of funds in Franklin Templeton Investments beneficially owned by the Directors as of March 31, 2002.

INDEPENDENT DIRECTORS

                                                                  AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY  SECURITIES IN
                                                                  ALL FUNDS OVERSEEN BY THE
                                                                  DIRECTOR IN THE FRANKLIN
                                  DOLLAR RANGE OF EQUITY           TEMPLETON INVESTMENTS
  NAME OF DIRECTOR               SECURITIES IN THE FUND              FUND COMPLEX
-----------------------------------------------------------------------------------------------
Harris J. Ashton                     $10,000 - $50,000                 Over $100,000
Frank J. Crothers                          None                        Over $100,000
S. Joseph Fortunato                  $10,000 - $50,000                 Over $100,000
Andrew H. Hines, Jr.                       None                        Over $100,000
Edith E. Holiday                       $1 - $10,000                    Over $100,000
Betty P. Krahmer                     $10,001 - $50,000                 Over $100,000
Gordon S. Macklin                    $50,001 - $100,000                Over $100,000
Fred R. Millsaps                           None                        Over $100,000
Constantine D. Tseretopoulos               None                        Over $100,000


INTERESTED DIRECTORS

                                                                  AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY  SECURITIES IN
                                                                  ALL FUNDS OVERSEEN BY THE
                                                                  DIRECTOR IN THE FRANKLIN
                                  DOLLAR RANGE OF EQUITY           TEMPLETON INVESTMENTS
  NAME OF DIRECTOR               SECURITIES IN THE FUND               FUND COMPLEX
-----------------------------------------------------------------------------------------------
Nicholas F. Brady                   $10,000 - $50,000                  Over $100,000
Harmone E. Burns                         None                          Over $100,000
Martin L. Flanagan                       None                          Over $100,000
Charles B. Johnson                  Over $100,000                      Over $100,000

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended March 31, 2002, there were six meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating and Compensation

   Committee. Each Director then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.





                                                                           NUMBER OF BOARDS IN
                                                TOTAL COMPENSATION        FRANKLIN TEMPLETON
                              AGGREGATE           FROM FRANKLIN             INVESTMENTS FUND
                             COMPENSATION      TEMPLETON INVESTMENTS     COMPLEX ON WHICH
NAME OF DIRECTOR            FROM THE FUND*        FUND COMPLEX**           DIRECTOR SERVICES ***
----------------------------------------------------------------------------------------------------
Harris J. Ashton               $2,500               $353,221                    48
Nicholas F. Brady               2,500                134,500                    18
Frank J. Crothers               2,516                 92,000                    14
S. Joseph Fortunato             2,500                352,380                    49
Andrew H. Hines, Jr.            2,512                201,500                    19
Edith E. Holiday                2,500                254,670                    28
Betty P. Krahmer                2,500                134,500                    18
Gordon S. Macklin               2,500                353,221                    48
Fred R. Millsaps                2,512                201,500                    19
Constantine D.                  2,522                 94,500                    15
  Tseretopoulos

-------------------------
  * Compensation received for the fiscal year ended March 31, 2002.
 ** For the calendar year ended December 31, 2001.
*** We base the number of boards on number of registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies with approximately
    155 U.S. based funds or series.


The table above indicates the total fees paid to Directors by the Fund individually, and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in companies that are part of ranklin empleton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals erving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years.



 NAME, AGE AND ADDRESS           POSITION              LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
CHARLES B.JOHNSON             Chairman of the            Chairman of the Board
                              Board, Director and        and Director since 1995
                              Vice President             and Vice President
                                                         since 1994

Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------
MARK MOBIUS (65)              President                  Since 1994
Two Exchange Square
39th Floor
Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------- -----------

 NAME, AGE AND ADDRESS           POSITION              LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (61)   Vice President             Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
HARMON E. BURNS               Director and               Director since 1994
                              Vice President             and Vice President
                                                         since 1996

Please refer to the table "Interested Directors serving until 2003 Annual Meeting of Shareholders" for additional information about Mr. Harmon E. Burns.
-------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)       Vice President             Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
JEFFREY A. EVERETT (38)       Vice President             Since 2001
P.O. Box N-7759
Lyford Cay, Nassau
Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------

 NAME, AGE AND ADDRESS           POSITION              LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
MARTIN L. FLANAGAN            Director and               Director and Vice
                              Vice President             President since 1994

Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Martin L. Flanagan.
-------------------------------------------------------------------------------
JOHN R. KAY (61)              Vice President             Since 1994
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)        Vice President and         Since 2000
One Franklin Parkway          Assistant Secretary
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
BARBARA J. GREEN (54)         Vice President and         Vice President since
One Franklin Parkway          Secretary                  2000 and  Secretary
San Mateo, CA                                            since 1996
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------

 NAME, AGE AND ADDRESS           POSITION              LENGTH OF TIME SERVED
-------------------------------------------------------------------------------
DAVID P. GOSS (55)            Vice President and          Since 2000
One Franklin Parkway          Assistant Secretary
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)        Vice President             Since May 2002
600 5th Avenue                AML Compliance
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)       Treasurer                  Since 2000
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidaries of Franklin Resources, Inc. and of 19 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

- INFORMATION ABOUT THE FUND

   THE FUND'S NAME. At a Special Meeting of Shareholders convened on March 28, 2002 and adjourned and reconvened on April 15, 2002, shareholders approved a change in the Fund's name from "Templeton Russia Fund, Inc." to "Templeton Russia and East European Fund, Inc.," consistent with certain changes in the Fund's investment policies that were also approved by shareholders. The change in the Fund's name and the corresponding changes in the Fund's investment policies will become effective on July 31, 2002.

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company, with an office at 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 03987. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton, subject to FT Services' supervision, is responsible for various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., an initial underwriter of the Fund's shares, and Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

   THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated March 31, 2002 are available free of charge. To obtain a copy, please call 1-800/DIAL BEN (Registered Trademark) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of June 14, 2002, the Fund had 5,368,786 shares outstanding and total net assets of $121,718,449. The Fund's shares are listed on the NYSE (Symbol: TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 14, 2002, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares. In addition, to the knowledge of the Fund's management, as of June 14, 2002, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

- AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended March 31, 2002 were $79,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended March 31, 2002 to the Fund or entities affiliated with the Fund that provide services to the Fund.

   ALL OTHER FEES. PwC did not render any non-audit services, including fees for tax-related services, to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended March 31, 2002.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                                         AUDIT COMMITTEE


                                         Fred R. Millsaps (Chairman)
                                         Frank J. Crothers
                                         Andrew H. Hines, Jr.
                                         Constantine D. Tseretopoulos



- FURTHER INFORMATION ABOUT VOTING AND THE MEETING


   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting, the secretary of the Meeting, or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

   SHAREHOLDER PROPOSALS. The Fund anticipates that the 2003 Annual Meeting of Shareholders will be held in August 2003. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, no later than March 3, 2003 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by March 3, 2003, as described above, may nonetheless present a proposal at the Fund's 2003 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by May 17, 2003. If a shareholder fails to give notice by this date, then the persons designated as proxy holders for proxies solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the Meeting.

                                         By Order of the Board of Directors,


                                         Barbara J. Green,
                                         Secretary
     July 1, 2002

                                                               TLTRF PROXY 07/02

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.*
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 27, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Russia and East European Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 11:00 a.m., Eastern time, on the 27th day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR DIRECTOR). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


*Known as "Templeton Russia Fund, Inc.," until July 31, 2002.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)
                              FOLD AND DETACH HERE

                                                   Please mark your vote as
                                                   indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.


Proposal 1 - Election of Directors.

 FOR all nominees        WITHHOLD          Nominees: 01 HARRIS J. ASHTON, 02 NICHOLAS F. BRADY,
 listed (except as       AUTHORITY                   03 S. JOSEPH FORTUNATO AND 04 CONSTANTINE D.
 marked to the right)    to vote for all             TSERETOPOULOS
                         nominees listed

     [ ]                      [ ]          To withhold authority to vote for any individual
                                           nominee, write that nominee's name on the line
                                           below.

                                           ------------------------------------------------------------






I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2002
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


                              FOLD AND DETACH HERE